UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 7, 2005

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On June 7, 2005, Critical Path, Inc. (the “Company”) received written notification from The Nasdaq Stock Market that the Company’s common stock has not maintained a minimum market value of publicly held shares (“MVPHS”) of $15,000,000 as required for continued inclusion by Marketplace Rule 4450(b)(3) (the “Rule”). Pursuant to Nasdaq Marketplace Rule 4450(e)(1), the Company has been provided an initial period of 90 calendar days, or until September 6, 2005, to regain compliance. Generally if, at any time before that date, the MVPHS of the Company’s common stock is $15,000,000 or more for 10 consecutive trading days, Nasdaq will notify the Company in writing that it is in compliance with the Rule.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date: June 13, 2005	By	/s/ Michael J. Zukerman
	Name:	Michael J. Zukerman
	Title:	Executive Vice President and General Counsel

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